SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 21, 1999


                     Tangible Asset Galleries, Inc.
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       (Exact name of registrant as specified in its charter)


                               Nevada
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           (State or other jurisdiction of incorporation)


         0-21271                                      88-0396772
   ------------------                       ------------------------------
(Commission File Number)                   (IRS Employer Identification No.)



               1550 S. Pacific Coast Highway, Suite 103
                  Laguna  Beach, California  92651
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               (Address of principal executive  offices) (Zip Code)

Registrant's telephone number, including area code: (949) 376-2660


                                 N/A
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          (Former name or former address, if changed since last report)

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ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

As of December 21, 1999 Barry L. Friedman, PC, Certified Public Accountant, the independent accountant previously engaged as the principal accountant to audit the financial statements of Tangible Asset Galleries (the "Company"
or the "Registrant"),  and   Goldenberg   Rosenthal,   LLP,   the   independent
accountants previously engaged as the principal accountant to audit the financial statements of Tangible Investments of America, Inc. ("TIA", the Company's predecessor), were terminated. The Company had elected to locate and engage a national certified public accounting firm to audit its financial statements on an ongoing basis. As of the same date, the firm of BDO Siedman, LLP was engaged as the independent accountant for the Registrant.

The audit reports of Barry L. Friedman and Goldenberg Rosenthal, LLP on the financial statements of the Company and TIA as of and for the years ended December 31, 1998, 1997, and 1996 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. The decision to change accountants was approved by the board of directors of the Company on December 21, 1999. During the Company's two most recent fiscal years and any subsequent interim period preceding the change, there were no disagreements with either former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report. The Registrant has provided a copy of this disclosure to its former accountants, and the Registrant requested that the former accountants furnish the Registrant with letters addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant, and, if not, stating the respects in which they do not agree. A copy of the former accountants' responses indicating agreement is included as exhibits to this report.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.


     (c)     Exhibits

16.1 Letter dated December 21, 1999, from Barry L. Friedman regarding his concurrence with the statements made by the Registrant in this Current Report.

16.2 Letter dated December 21, 1999, from Goldenberg Rosenthal, LLP regarding its concurrence with the statements made by the Registrant in this Current Report.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December  21, 1999               TANGIBLE ASSET GALLERIES, INC.


                                        By:/s/  Silvano  DiGenova
                                        -------------------------
                                        Silvano  DiGenova
                                        President and Chief Executive Officer